THE FLEX-FUNDS   P.O. Box 7177, Dublin OH 43017 (800)325-FLEX www.flex-funds.com


[PHOTO] Newspaper

                            1999 SEMI-ANNUAL REPORT

                                 June 30, 1999

PERFORMANCE CAPSULE       Period and Average Annual Total Returns as of 6/30/99

                 The Muirfield      The Total Return    The Highlands    The U.S. Govt.    The Money
                      Fund           Utilities Fund      Growth Fund**     Bond Fund      Market Fund
---------------------------------------------------------------------------------------------------------
Year to Date          11.78%             12.69%          14.70%             -1.09%            2.33%
One Year              35.86%             14.78%          22.33%              5.26%            4.99%
Three Years           19.44%             19.31%          23.63%              5.77%            5.23%
Five Years            18.46%               --            20.52%              7.14%            5.31%
Ten Years             14.39%               --            13.60%              7.14%            5.37%
Life of Fund          14.49%1            19.61%2         11.57%3             7.05%4           6.01%5
                                                                        7-day Simple Yield*   4.64%
                                                                        7-day Compound Yield* 4.74%

To obtain a prospectus containing more complete information about The Flex-funds, including other fees and expenses that apply to a continued investment in the Funds, you may call The Flex-funds at (800)325-3539 or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. All performance figures represents total returns and average annual total returns for the periods ended 6/30/99. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment value and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Money Market, The U.S. Government Bond, and The Total Return Utilities Funds during each of the periods shown above. The Investment Adviser waived a portion of its management fees during 1998 in order to reduce the operating expenses on The Highlands Growth Fund.

An investment in The Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. * Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

** The results achieved by The Highlands Growth Fund since 12/31/96 were achieved with the Sector strategy as implemented by Sector Capital Management LLC, the Fund's subadviser. The average annual rates of return for 3 years, 5 years, 10 years, and over the life of the Fund reflect a combination of the Fund's previous tactical asset allocation discipline and the new Sector discipline.

1 Inception Date 8/10/88. 2 Inception Date 6/21/95. 3 Inception Date 3/20/85. 4 Inception Date 5/9/85. 5 Inception Date 3/27/85.

[PHOTO] Newspaper


TABLE OF CONTENTS

Semi-Annual Market Commentary . . . . . . . . . . . 4

The Muirfield Fund  . . . . . . . . . . . . . . . . 6

The Total Return Utilities Fund . . . . . . . . . . 7

The Highlands Growth Fund . . . . . . . . . . . . . 8

The U.S. Government Bond Fund . . . . . . . . . . . 9

The Money Market Fund . . . . . . . . . . . . . . .10

Portfolio Holdings & Financial Statements . . . . .11



The Flex-funds 1999 Semi-Annual Report                                Page 3

1999 SEMI-ANNUAL MARKET COMMENTARY

   The first half of 1999 saw strong overall returns for The Flex-funds, as many of our portfolios continued to outperform their peer groups and respective benchmarks. Even more noteworthy, three of our no-load mutual funds The Muirfield Fund, The U.S. Government Bond Fund, and The Money Market Fund -- were ranked at or near the top of their categories for total returns as of June 30, 1999.

   THE MUIRFIELD FUND ranked #1 out of 274 asset allocation funds for 12-month total return as of June 30th, according to Morningstar. Strict adherence to the Fund's "Defensive Investing" discipline, and well-researched fund selection decisions, contributed greatly to this strong performance for the first six months of 1999.

   THE U.S. GOVERNMENT BOND FUND ranked #1 out of 392 general government bond funds for 12-month total return as of June 30th, according to Morningstar. The Fund has been in a fully-defensive position since February, when signs of a negative trend in interest rates began to emerge. This stance helped The U.S. Government Bond Fund survive the decline in bond prices in the second quarter and return 0.94% for the three months ended June 30th, outperforming the -0.94% return of the average general government bond fund according to Morningstar.

   THE FLEX-FUNDS MONEY MARKET FUND remained #1 out of 85 general purpose money market funds for cumulative total return since inception (March 1985) as of June 30, according to Lipper Inc. The Fund responded to changes in the fixed income markets by shortening the average maturity of the portfolio from 64 days at the end of March to 39 days at the end of June. The Money Market Fund also ranked among the top 7% of all general purpose money market funds for average annual total return for the 1-year, 5-year, and 10-year periods as of June 30th, according to Lipper.

   Our subadvised funds have also outperformed their respective peer group averages for the first six months of 1999. Year to date, the 14.70% total return of THE HIGHLANDS GROWTH FUND outperformed the 11.63% return of the Morningstar average growth fund, and is ahead of the 12.38% total return of the S&P 500. And THE TOTAL RETURN UTILITIES FUND enjoyed one of the best quarters in its history, with an 11.99% total return for the three months ended June 30, 1999. The Fund's 12.69% year-to-date total return strongly outperformed the 7.17% total return of the average utility fund, according to Morningstar.


THE MUIRFIELD FUND
--------------------------------
# 1 ASSET ALLOCATION FUND
Based on average annual total
return as of 6/30/99 as follows:
     1 year:   1 out of 274 funds
     5 years:  26 out of 103 funds
     10 years: 6 out of 37 funds


THE U.S. GOVERNMENT BOND FUND
--------------------------------
# 1 GENERAL GOVERNMENT BOND FUND
Based on average annual total
return as of 6/30/99 as follows:
     1 year:   1 out of 392 funds
     5 years:  25 out of 241 funds
     10 years: 30 out of 88 funds


THE MONEY MARKET FUND
--------------------------------
# 1 Out of 85 general purpose money
market funds for cumulative total
return since inception (March 1985).
Rankings based on average annual total
return as of 6/30/99:
     1 year:   21 out of 317 funds
     5 years:  12 out of 213 funds
     10 years: 5 out of 130 funds


The Flex-funds 1999 Semi-Annual Report                                Page 4

   Following last year's strong market performance, 1999 arrived with equal amounts of apprehension and anticipation. Investors had their sights set on Dow 10,000 early in the year, but it took most of the first quarter for the Dow Jones Industrial Average to close above that point for the first time. Internet and high-tech stocks remained the darlings of the market during the first quarter of the year. By the second quarter, however, these high-flying market leaders were stalling as positive performance broadened to include value stocks and long-neglected sectors such as energy, cyclical, and small-cap stocks.

   Before breaking through the Dow 10,000-point barrier on March 29th, investors had to weather a presidential impeachment hearing, a Brazilian currency crisis, an increase in long bond yields, and skyrocketing stock valuations that gave even the most bullish market analysts sensations of vertigo. Overseas, markets continued to rotate as growth returned to Japan and the other emerging markets which were devastated by last year's market corrections. The introduction of the European single currency, the Euro, on January 1 came with great fanfare. Yet, by mid-year the Euro was at its all-time low against the dollar, and questions about the European Union's competitiveness versus the rest of the world remain unanswered.

   Also during the first half of the year, inflationary pressure clouded the outlook for bonds, especially during the second quarter. In April, the Consumer Price Index rose 0.7% - the highest one-month increase in eight years. In the face of an overheating economy, long bond yields steadily increased. Speculation mounted that the Federal Reserve Board would raise the Federal Funds target rate in an effort to head-off inflation. Indeed, on June 30th the Fed tightened monetary policy by raising rates from 4.75% to 5.00%.

   Meanwhile, the calendar change heightened investor awareness of the imminent arrival of Year 2000, and all the potential problems the next New Year's Day could bring. Many companies were busily publicizing their Y2K corrective efforts in an attempt to allay shareholder fears. The SEC and Wall Street's major players demonstrated their Y2K conversion plans, successfully testing their systems for Y2K compliance. Even with all these efforts, Y2K remains a question mark for many investors and business executives, since no one really knows what its effect will be until January 1, 2000 arrives. One thing we know for certain about Y2K: it sets the stage for an interesting end to 1999.

We expect that the investment disciplines which have guided The Flex-funds to outperform their peer groups during the first half of 1999 will continue to help investors meet their long-term financial goals through the rest of the year and into the next century.


[GRAPH] Showing the Daily Close of the Dow Jones Industrial Average from January 1 through June 30, 1999.


[GRAPH] Showing the Daily Close of the S&P 500 Composite Stock Index from January 1 through June 30, 1999.


[GRAPH] Showing the Average Daily U.S. Treasury Yield from January 1 through June 30, 1999.


The Flex-funds 1999 Semi-Annual Report                                Page 5

The Flex-funds 1999 Semi-Annual Report

THE MUIRFIELD FUND

   The Muirfield Fund continued its strong performance from 1998 with a total return of 11.78% for the first six months of 1999. This compares favorably to the 4.11% total return of the average asset allocation fund for the same period, according to Morningstar.

   Two factors contributed greatly to the Fund's strong year-to-date performance: 1) Strict adherence to our "Defensive Investing" discipline throughout the changing market conditions in the first quarter, and 2) Well-researched fund selections to invest in those styles or sectors of the market where the potential for growth and good returns was strongest.

   We began the year in a fully-invested position as the stock market continued to chalk up impressive gains in January. As the interest rate environment turned negative, and technical conditions in the stock market remained poor, our tactical asset allocation discipline mandated a shift to a fully-defensive position in February.

   Conditions improved late in the first quarter and into the second. We gradually increased our exposure to the stock market until we were fully invested by mid-April. More significantly, we repositioned the Fund's holdings in the second quarter to capitalize on the shifting trends away from growth and technology, to value and cyclical stocks. This decision turned out to be very rewarding, as value and cyclical stocks were among the best performing areas of the market.

[PHOTOS] Robert S. Meeder, Jr. and Philip A. Voelker, Portfolio Managers

   Looking forward to the second half of 1999, we see many challenges ahead for the investment community, as growth expands in Japan and the emerging markets which were devastated by last year's meltdown. It remains to be seen, however, whether these economies can sustain low inflation simultaneously with robust growth. Also, the next six months will bring more talk about Year 2000 and its effects on the financial markets. The market commonly discounts events expected to occur six months in the future, and if this is true it soon will begin to discount the effects of the Y2K computer bug. While no one is sure what effect these events will have as we approach year-end, we are confident that the Fund's discipline will provide a sound investment strategy to help you meet your long-term financial objectives during these difficult and uncertain times.


  1999 SEMIANNUAL HIGHLIGHTS
  --------------------------

     FUND RANKINGS among asset allocation funds for average annual total returns as of 6/30/99 per Morningstar:

     One Year:             #1 OUT OF 274
     Five Years:           #26 OUT OF 103
     Ten Years:            #6 OUT OF 37


  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/99
  Year to Date.......................11.78%
  One Year...........................35.86%
  Five Years.........................18.46%
  Ten Years..........................14.39%
  Life of Fund.1.....................14.49%

  1 Inception Date 8/10/88

PORTFOLIO HOLDINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

1) Fidelity Value                  20.61%
2) Gabelli Value                   11.85%
3) Federated S&P 500                9.15%
4) Federated Stock Trust            7.59%
5) Invesco Strat. Financial Svc.    5.77%
6) Invesco Strategic Energy         3.46%
7) S&P 500 Futures                 41.57%


Please see page 2 for additional fund performance information.


The Flex-funds 1999 Semi-Annual Report                                Page 6

The Flex-funds 1999 Semi-Annual Report

THE TOTAL RETURN UTILITIES FUND

   The Total Return Utilities Fund surged in the first half of 1999 with a year-to-date total return of 12.69%, outperforming the average utility fund which returned 7.17% over the same period, according to Morningstar. A second quarter return of 11.99% contributed greatly to the Fund's strong performance during the first six months of 1999.

   Conventional market wisdom typically states that utility stocks trade similarly to bonds. For several years now, however, we have maintained that the opportunities available in today's utilities market have unlocked the historical relationship between utility stocks and bonds. Consider that the price of long-term government bonds declined about 7% on average during the three months ended June 30, 1999, yet the Fund and the utilities sector as a whole enjoyed one of its strongest quarters in a long time.

   Weakness characterized the utilities market during the first quarter. A declining credit market, continued sell-offs of large-cap electric utility positions, and lack of interest in anything but the hottest stocks of the moment contributed to the sector's weak performance during the first three months of 1999. Merger and acquisitions among various utility companies continued at a rapid pace, and many of the Fund's holdings were engaged in talks or deals with other companies, either as takeover principals or targets.

[PHOTO] Lowell G. Miller, Portfolio Manager

   Positive performance broadened in the second quarter, as investors at last demonstrated a willingness to invest in other sectors of the market besides growth and high technology. The utilities sector benefited greatly from this rotational trend, and we experienced double-digit gains from the more traditional utilities in our portfolio, such as the gas distribution, pipeline, electric utility, and telecommunications sectors. Ordinarily, we caution that some consolidation is necessary after a good quarter, but at the moment we see neither overbought technical conditions nor overpriced valuations for our stocks. The outlook remains favorable for the second half of 1999, as we strive for continued positive performance for the Fund.

  1999 SEMI-ANNUAL HIGHLIGHTS
  ---------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/99
  Year to Date.......................12.69%
  One Year...........................14.78%
  Two Years..........................22.27%
  Three Years........................19.31%
  Life of Fund1......................19.61%

  1 Inception Date 6/21/95


SECTOR WEIGHTINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

1) Telecomm. Services         26.91%
2) Natural Gas Distributor    18.56%
3) Oil/Gas Domestic           12.27%
4) Electric Utility           10.93%
5) Electric/Gas Utility        6.68%
6) Pipelines                   6.58%
7) Water Utility               4.45%
8) Utility                     3.42%
9) Telecomm. Equipment         3.06%
10) Natural Gas (Diversified)  1.84%
11) Cash Equivalents           5.30%


Please see page 2 for additional fund performance information.


The Flex-funds 1999 Semi-Annual Report                                Page 7

The Flex-funds 1999 Semi-Annual Report

THE HIGHLANDS GROWTH FUND

   The Highlands Growth Fund outperformed its peer group during the first six months of 1999, with a year-to-date total return of 14.70%, compared with the 11.63% total return of the average growth fund for the same period, according to Morningstar. So far this year, the Fund is also ahead of the S&P 500, which returned 12.38% year-to-date as of June 30, 1999.

   The big story in the stock market during the first half of 1999 was the rotation among market sectors and styles: from technology to energy and cyclical stocks, and from large-cap and growth stocks to small-cap and value stocks. In the second quarter, investors became more willing to invest in other areas of the market besides the high-flying technology and internet sectors. Overall returns for the first half of 1999 were much more balanced than we have seen in at least a year.

   Volatility returned to the equity market in June, as investors grew increasingly concerned with rising interest rates. Growth stocks are typically priced relative to interest rates, and do not perform well when rates rise. Thus, we were not surprised to see growth stocks affected more adversely than traditional "rate sensitive" stocks during the changing interest rate environment of the second quarter. The Federal Reserve remains worried about inflation, despite its neutral stance following the 0.25% increase in the Fed funds target rate on June 30th. It seems likely that the Fed will err on the side of caution, and keep a tighter rein on inflation than it has since last autumn.

[PHOTO] William L. Gurner, Portfolio Manager

We do not know which style or sector will dominate the equity market in the latter half of the year. Thanks to the Fund's "sector neutral, style neutral" investment strategy, the effects of market rotation among styles and sectors should not constrain Fund performance. We believe the broadening trends in the stock market may continue through the third and fourth quarters, and we will continue to seek out the best stocks for investment.

  1999 SEMI-ANNUAL HIGHLIGHTS
  ---------------------------

  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/99
  Year to Date.......................14.70%
  One Year...........................22.33%
  Five Years.........................20.52%
  Ten Years..........................13.60%
  Life of Fund1......................11.57%

  1 Inception Date 3/20/85

SECTOR WEIGHTINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

Sector                   Manager        % Portfolio
------                   -------        -----------
1) Technology            RCM                19.57%
2) Finance               Delta Capital      14.47%
3) Utilities             Miller Howard      10.34%
4) Cons. Non-Durables    Barrow Hanley      10.26%
5) Health                Alliance            9.05%
6) Cons. Durables        Barrow Hanley       8.09%
7) Energy                Mitchell Group      6.10%
8) Materials & Services  Ashland             5.09%
9) Capital Goods         Hallmark            3.79%
10) Transportation       Miller Howard       0.81%
11) S&P 500 Futures                         12.43%


Please see page 2 for additional fund performance information.


The Flex-funds 1999 Semi-Annual Report                                Page 8

The Flex-funds 1999 Semi-Annual Report

THE U.S. GOVERNMENT BOND FUND

   The Flex-funds U.S. Government Bond Fund finished the second quarter of 1999 ranked #1 out of 392 general government bond funds for 12-month total return, according to Morningstar.

   The Fund was in a fully defensive position for most of the first half of 1999, after ending last year fully invested in 10-year Treasuries. Market opinion at the time called for interest rates to remain flat as dictated by global economic conditions. However, economic data released in January and February revealed that the economy was growing faster than expected, and investors feared an imminent rise in interest rates. Bond prices consequently fell, triggering a sell signal in our investment discipline. On February 16th, the Fund went to a fully defensive position and remained there through the rest of the first quarter and all of the second.

   The Federal Reserve Board decided to raise the Fed funds target rate by 0.25% on June 30th. However, the bond market had moved ahead of the Fed, pushing rates on the long bond higher in advance of the last Federal Open Market Committee meeting of the quarter. During the first six months of 1999, long bond rates increased by nearly one full percentage point, from 5.12% on December 31, 1998 to 6.10% on June 30, 1999.

[PHOTO] Joseph A. Zarr, Portfolio Manager

   We believe another one-quarter to one-half point hike in short-term rates by the Fed is possible in the second half of the year. We will be watching the fixed income markets, maintaining our defensive position until the threat of higher rates expires. Meanwhile, higher equity values have led to increased carefree spending, and subsequently increased economic activity. Falling equity values, however, may affect consumer spending adversely, possibly allowing for interest rates to ease. We will therefore also watch the equity market in the quarters to come, as it may provide key indications for the next major move in interest rates.

  1999 SEMI-ANNUAL HIGHLIGHTS
  ---------------------------

  FUND RANKINGS among general government bond funds for average annual total returns as of 6/30/99 per Morningstar:
     One Year:             #1 OUT OF 392
     Five Years:           #25 OUT OF 241
     Ten Years:            #30 OUT OF 88


  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/99
  Year to Date.......................-1.09%
  One Year............................5.26%
  Five Years..........................7.14%
  Ten Years...........................7.14%
  Life of Fund1.......................7.05%

  1 Inception Date 5/9/85


PORTFOLIO HOLDINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

     1) Cash Equivalents                85%
     2) U.S. Government Obligations     15%
        (less than 13 mos. maturity)

Please see page 2 for additional fund performance information.


The Flex-funds 1999 Semi-Annual Report                                Page 9

The Flex-funds 1999 Semi-Annual Report

THE MONEY MARKET FUND

   The Money Market Fund continues to rank #1 out of 85 general purpose money market funds for cumulative total return since inception (March 1985) according to Lipper. The Fund also ranked among the top 7% of all general purpose money markets funds for average annual total return over the 1-year, 5-year, and 10-year periods.

   As of June 30, 1999, the Fund's 7-day simple yield was 4.64%, and the 7-day compound yield was 4.74%.

   Interest rates were on the rise throughout the first half of 1999, without any action by the Federal Reserve until June 30th. On that day, the Fed raised the Fed funds target rate for overnight interbank loans from 4.75% to 5.00%. It was the Fed's first action since last autumn's triple-play 0.25% rate reduction.

   The fact that interest rates across the board increased steadily over the last six months without any intervention by the Federal Reserve demonstrates two points: first, that the Federal Reserve has consistently "hinted" at possible action in order to affect the interest rate market; and second, that the markets have become quite adept at forecasting the need for interest rate adjustments. Both factors make today's economic and interest rate environment less volatile and less subject to surprise. They have also contributed to the continued steady growth of the U.S. economy.

[PHOTO] Philip A. Voelker, Portfolio Manager

   Because of this changing interest rate environment, we had decreased the Fund's average maturity by almost half - from 70 days at the start of the year to 39 days on June 30. This decision to shorten the average maturity of the Fund should help us weather any changes in interest rates that may arise in the latter half of 1999, and seek to provide investors with competitive rates of return relative to other money market funds.

  1999 SEMI-ANNUAL HIGHLIGHTS
  ---------------------------

  FUND RANKINGS among general purpose money market funds for average annual total returns as of 6/30/99 per Lipper:
     One Year:             #21 OUT OF 317
     Five Years:           #12 OUT OF 213
     Ten Years:              #5 OUT OF 130


  PERIOD & AVERAGE ANNUAL TOTAL RETURNS
  as of 6/30/99
  Year to Date........................2.33%
  One Year............................4.99%
  Five Years..........................5.31%
  Ten Years...........................5.37%
  Life of Fund1.......................6.01%

  1 Inception Date 3/27/85

  CURRENT & EFFECTIVE YIELDS as of 6/30/99
  7-day Simple Yield..................4.64%
  7-day Compound Yield................4.74%

PORTFOLIO HOLDINGS as of 6/30/99:

[GRAPH] The following information was presented as a pie chart:

  1) Commercial Paper         60.51%
  2) Variable Rate Notes      16.02%
  3) Repurchase Agreements    12.14%
  4) Corporate Notes          11.33%


Please see page 2 for additional fund performance information.


The Flex-funds 1999 Semi-Annual Report                                Page 10

                     The Flex-funds 1999 Semi-Annual Report

                   PORTFOLIO HOLDINGS & FINANCIAL STATEMENTS






The Flex-funds 1999 Semi-Annual Report                                Page 11

                             Mutual Fund Portfolio
            Portfolio of Investments as of June 30, 1999 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                          SHARES OR FACE      VALUE
                                                       AMOUNT
MUTUAL FUNDS - 58.9%
   Federated S&P 500 Maxcap Fund                          526,661   $ 14,888,714
   Federated Stock Trust Fund                             296,148     12,355,286
   Fidelity Value Fund                                    589,623     33,531,840
   Gabelli Growth Fund                                    984,930     19,284,926
   Invesco Strategic Energy Fund                          404,204      5,634,600
   Invesco Strategic Stock Trust Fund                     306,560      9,389,945
   Mutual Shares Fund                                         358          8,027

   TOTAL MUTUAL FUNDS
   (Cost$89,107,883)                                                  95,093,338

MONEY MARKET MUTUAL FUNDS - 7.6%
   Charles Schwab Money Market Fund                       908,830        908,830
   Fidelity Cash Reserve Money Market Fund             11,425,411     11,425,411
   Fidelity Core Money Market Fund                          5,644          5,644

   TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost$12,339,885)                                                  12,339,885

U.S.TREASURY BILLS - 2.8%
*  4.28%, due 07/22/99                                  4,025,000      4,014,730
*  4.70%, due 10/21/99                                    500,000        492,749
** 4.30%, due 01/06/00                                     30,100         29,347

   TOTAL U.S. TREASURY BILLS
   (Cost $4,536,840)                                                   4,536,826


REPURCHASE AGREEMENT - 30.7%

      Prudential Securities, 5.10%, 07/01/99,
        (Collateralized by $30,334,000
        FNMA Remic Series Pool #9903CA, 6.00%,
        02/25/14, market value - $27,794,377)          24,500,000     24,500,000

      State Street Bank & Trust Co., 4.90%,
        07/01/99, (Collateralized by $25,587,605
        FFCB, 5.13%, 04/02/01, market
        value - $25,563,962)                           25,062,000     25,062,000

   TOTAL REPURCHASE AGREEMENT
   (Cost $49,562,000)                                                 49,562,000

TOTAL INVESTMENTS - 100.0%
(Cost $155,546,608)                                                 $161,532,049


The Flex-funds 1999 Semi-Annual Report                                Page 12

                                                   CONTRACTS          VALUE

FUTURES CONTRACT
   Long, S&P 500 Futures, face amount
      $64,898,988 expiring September 1999                 197       $68,048,725

   TOTAL FUTURES CONTRACT                                           $68,048,725


TRUSTEE DEFERRED COMPENSATION***
      Flex-funds Highlands Growth Fund                    837            19,893
      Flex-funds Muirfield Fund                         1,062             7,964
      Flex-funds Total Return Utilities Fund              215             4,543
      Flex Partners International Equity Fund             633             9,211

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost $36,557 )                                                      $41,611

FNMA  Federal National Mortgage Association

Remic Real Estate Mortgage Investment Conduit

FFCB  Federal Farm Credit Bureau

*    Pledged as collateral on futures contracts.

**   Pledged as collateral on Letter of Credit.

*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-funds 1999 Semi-Annual Report                                Page 13

                            Utilities Stock Portfolio
            Portfolio of Investments as of June 30, 1999 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE         VALUE
                                                    AMOUNT

COMMON STOCKS - 94.8%

   ELECTRIC/GAS UTILITY - 6.7%
       AGL Resources, Inc.                              12,100      $   223,094
       MDU Resources Group, Inc.                         5,000          114,063
       NIPSCO Industries, Inc.                           9,400          242,637
       UtiliCorp United, Inc.                           14,528          353,200
                                                                        932,994

   ELECTRIC UTILITY - 10.9%
       Cinergy Corp.                                     8,200          262,400
       LG&E Energy Corp.                                13,944          292,824
       New Century Energies, Inc.                        5,600          217,350
       PacifiCorp                                       12,830          235,751
       TECO Energy, Inc.                                22,760          517,790
                                                                      1,526,115

   NATURAL GAS (DISTRIBUTOR) - 25.9%
       Consolidated Natural Gas Co.                      9,700          589,275
       Eastern Enterprises                               6,475          257,381
       KeySpan Energy Corp.                             18,110          477,651
       MCN Corp.                                        36,430          755,923
       Peoples Energy Corp.                              7,650          288,309
       TransCanada Pipelines Ltd.                        8,100          113,400
       WICOR, Inc.                                      19,690          550,089
       Williams Cos., Inc.                              13,705          583,319
                                                                      3,615,347

   OIL/GAS (DOMESTIC) - 16.8%
       El Paso Natural Gas Co.                           5,670          199,513
       Enron Corp.                                       4,055          331,496
       K N Energy, Inc.                                 27,680          370,220
       Kinder Morgan Energy Partners, L.P.              14,824          548,488
       Questar Corp.                                    20,200          386,325
       Sonat, Inc.                                      15,310          507,144
                                                                      2,343,186

   TELECOMMUNICATION EQUIPMENT - 3.0%
       Loral Space & Communications Ltd. #              14,890          268,020
       P-Com, Inc. #                                    30,000          157,031
                                                                        425,051

   TELECOMMUNICATION SERVICES - 26.9%
       Alltel Corp.                                      7,900          564,850
       BCE, Inc.                                        12,040          593,723
       CenturyTel, Inc.                                 11,780          468,255
       Frontier Corp.                                    7,260          425,618
       GTE Corp.                                         7,350          554,925
       SBC Communications, Inc.                          6,930          401,940
       Sprint Corp.                                      7,590          402,270
       Sprint Corp. - PCS Group #                           50            2,850
       U.S. West Communications Group                    5,900          346,625
                                                                      3,761,056


The Flex-funds 1999 Semi-Annual Report                                Page 14

INDUSTRIES/CLASSIFICATIONS                      SHARES OR FACE         VALUE
                                                    AMOUNT

   WATER UTILITY - 4.4%
       American Water Works Co., Inc.                   10,900          335,175
       Azurix Corp. #                                   14,280          285,600
                                                                        620,775

   TOTAL COMMON STOCKS
   (Cost   $10,385,997 )                                             13,224,524


U.S. TREASURY BILLS - 0.0%

   *  5.02%, due 01/06/00                                1,000              975

   TOTAL U.S. TREASURY BILLS
   (Cost  $978 )                                                            975


REPURCHASE AGREEMENT - 5.2%
   State Street Bank & Trust Co., 4.90%,
     07/01/99, (Collateralized by $746,331
     FFCB, 5.13%, 04/02/01, market value - $745,641)   731,000          731,000

   TOTAL REPURCHASE AGREEMENT
   (Cost   $731,000 )                                                   731,000


TOTAL INVESTMENTS - 100.0%
(Cost   $11,117,975 )                                               $13,956,499


TRUSTEE DEFERRED COMPENSATION**
       Flex-funds Highlands Growth Fund                    147            3,496
       Flex-funds Muirfield Fund                           171            1,281
       Flex-funds Total Return Utilities Fund               39              833
       Flex Partners International Equity Fund             120            1,741

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost   $6,474 )                                                      $7,351


FFCB  Federal Farm Credit Bureau

#    Represents non-income producing securities.

*    Pledged as collateral on Letter of Credit.

** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-funds 1999 Semi-Annual Report                                Page 15

                             Growth Stock Portfolio
            Portfolio of Investments as of June 30, 1999 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
COMMON STOCKS - 89.0%

 AEROSPACE/DEFENSE - 1.4%
   Boeing Co.                                         4,850  $       212,188
   General Dynamics Corp.                             1,360           93,245
   Lockheed Martin Corp.                              1,870           69,658
   Northrup Grumman Corp.                               200           13,225
   Raytheon Co. - Class B                             2,750          193,359
   Textron, Inc.                                        740           61,744
   United Technologies Corp.                          2,960          212,565
                                                                     855,984

 AIR TRANSPORTATION - 0.3%
   AMR Corp. #                                          910           62,335
   Delta Air Lines, Inc.                                770           44,323
   Southwest Airlines                                 1,685           54,763
   USAir Group #                                        470           21,062
                                                                     182,483

 ALUMINUM - 0.2%
   Aluminum Company of America                        2,460          154,673

 AUTO & TRUCK - 1.3%
   Delphi Auto Systems                                3,494           64,867
   Ford Motor Co.                                     6,500          367,250
   General Motors Corp.                               5,000          334,688
   Navistar Int'l Corp #                                334           16,679
   Paccar Inc                                           522           27,862
   TRW, Inc.                                            620           34,061
                                                                     845,407

 BANKING - 1.2%
   Washington Mutual Savings Bank                     2,303           81,757
   Wells Fargo Co.                                   15,900          686,681
                                                                     768,438

 BEVERAGE--ALCOHOLIC - 0.3%
   Anheuser-Busch Cos., Inc.                          2,700          191,025

 BEVERAGE--SOFT DRINK - 1.1%
   Coca-Cola Co.                                      8,500          520,625
   Pepsico, Inc.                                      4,300          165,550
                                                                     686,175

 BROADCASTING - 0.3%
   Infinity Broadcasting Corp. #                      5,200          153,725

 BUILDING MATERIALS - 0.1%
   Crane Co.                                            495           15,593
   Masco Corp.                                        1,860           53,940
                                                                      69,533

 CAPITAL GOODS - 0.1%
   Ingersoll-Rand                                       823           53,958

 CHEMICAL--DIVERSIFIED - 1.0%
   Air Products & Chemicals, Inc.                     1,550           63,550
   E.I. du Pont de Nemours & Co.                      4,780          326,534
   Monsanto Corp.                                     3,450          135,628
   Praxair, Inc.                                        840           41,423
   Rohm & Haas Co.                                    1,185           50,733
                                                                     617,868


The Flex-funds 1999 Semi-Annual Report                                Page 16

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 CHEMICAL--SPECIALTY - 0.1%
   Eastman Chemical Co.                                 500           25,875
   MacDermid Inc.                                       800           37,200
   Sigma Aldrich                                        610           21,007
                                                                      84,082

 COMMERCIAL SERVICES - 0.1%
   Dun & Bradstreet                                   1,470           51,726

 COMPONENTS - 0.1%
   Sanmina Corp. #                                      850           64,494

 COMPUTERS & PERIPHERALS - 3.6%
   Compaq Computer Corp.                              4,180           97,969
   Dell Computer Corp. #                              7,740          286,380
   EMC Corp./Mass #                                   5,900          327,450
   Gateway 2000, Inc. #                                 390           23,108
   IBM                                                9,700        1,259,788
   Micron Technology, Inc. #                            470           19,064
   Sun Microsystems #                                 3,540          243,818
                                                                   2,257,577

 COMPUTER SOFTWARE & SERVICES - 5.1%
   America Online, Inc. #                             3,000          330,188
   BMC Software, Inc. #                               3,110          167,746
   Ceridian Co. #                                       840           27,458
   Computer Sciences Corp. #                            600           41,513
   Electronic Data System Corp.                       4,350          246,319
   Exodus Communications Inc. #                         650           77,959
   Microsoft Corp. #                                 24,500        2,209,594
   National Data Corp.                                  770           32,725
   Novell, Inc. #                                     1,490           39,485
   Oracle Corp. #                                       910           33,784
   Unisys Corp.                                       1,270           49,133
                                                                   3,255,904

 CONSUMER NON-DURABLE - 1.8%
   Corning Inc.                                       1,240           86,800
   Fortune Brands, Inc.                               6,000          250,500
   Haggar Corp.                                      11,500          150,938
   Procter & Gamble Co.                               7,100          622,138
                                                                   1,110,376

 COSMETICS - 1.1%
   Playtex Products, Inc. #                          23,300          364,063
   Revlon #                                          11,500          344,281
                                                                     708,344

 DATA PROCESSING - 0.5%
   Automatic Data Processing, Inc.                    3,300          144,169
   Fiserv, Inc. #                                     1,380           43,211
   First Data Corp.                                   2,820          138,004
                                                                     325,384



The Flex-funds 1999 Semi-Annual Report                                Page 17

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 DIVERSIFIED - 1.5%
   Allied Signal, Inc.                                3,380          214,419
   Minnesota Mining & Manufacturing Co.               1,920          167,040
   Norfolk Southern Corp.                             1,830           55,014
   PPG Industries, Inc.                                 830           49,229
   Tyco International                                 4,970          469,665
                                                                     955,367

 DRUG - 5.9%
   Abbott Labs                                        6,890          307,466
   Bristol Myers Squibb                              11,840          831,020
   Eli Lilly & Co.                                    4,970          356,287
   Merck & Co., Inc.                                 10,560          774,840
   Pfizer, Inc.                                       6,460          700,103
   Schering Plough Corp.                              9,830          505,016
   Warner Lambert Co.                                 3,450          236,756
                                                                   3,711,488

 DRUGSTORE - 0.1%
   Longs Drug Stores                                  2,000           69,125

 ELECTRIC--INTEGRATED - 0.6%
   CMS Energy Corp.                                   2,800          117,075
   Edison International                               1,800           48,488
   FPL Group, Inc.                                      960           52,620
   Korean Electric Power                              3,100           63,550
   Teco Energy Inc.                                   2,930           67,024
                                                                     348,757

 ELECTRIC UTILITY - 0.5%
   AES Corp. #                                        2,460          142,988
   Duke Power Co.                                     2,940          160,414
                                                                     303,402

 ELECTRICAL EQUIPMENT - 2.9%
   General Electric Corp.                            16,772        1,869,644


 ELECTRONIC COMPONENT SEMICONDUCTORS - 2.8%
   Applied Materials, Inc. #                          1,880          138,885
   Intel                                             12,800          761,600
   KLA -Tencor Corp. #                                  350           22,706
   Motorola, Inc.                                     4,410          420,328
   STMicroelectronic NV #                             1,440           99,900
   Texas Instruments Inc.                             1,810          258,830
   Xilinx Inc. #                                      1,180           67,555
                                                                   1,769,804

 ELECTRONIC COMPONENTS - 0.3%
   Emerson Electric                                   2,529          159,485

 ELECTRONICS - 0.1%
   Rockwell International Corp.                       1,360           82,790

 FINANCE - 6.0%
   Banc One Corp.                                     8,926          533,329
   Bank of Boston Corp.                               3,300          169,331
   Chase Manhattan Corp.                              3,900          336,131
   Equifax, Inc.                                        710           25,338
   Federal Home Loan Mortgage Corp.                   5,700          329,175
   Federal National Mortgage Corp.                    6,600          450,038
   First Union Corp.                                  4,968          233,186
   Fleet Financial Group, Inc.                        3,100          136,981


The Flex-funds 1999 Semi-Annual Report                                Page 18

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
   Lehman Brothers Holdings, Inc.                     1,500           93,375
   Mellon Bank Corp.                                  7,200          262,350
   Merrill Lynch & Co.                                  800           63,850
   Morgan Stanley Dean Witter & Co.                   1,800          185,625
   Metris Cos., Inc.                                  4,400          178,750
   PNC Bank Corp.                                     3,100          179,219
   Providian Financial Corp.                          4,650          429,253
   Ryder Systems, Inc.                                  360            9,720
   SLM Holding Corp.                                  4,000          183,500
                                                                   3,799,151

 FINANCIAL SERVICES - 5.0%
   American Express Co.                               1,700          226,206
   Associates First Capital                          10,400          444,600
   Avery Dennison Corp.                                 920           55,603
   BankAmerica Corp.                                 10,214          752,006
   Capital One Financial Corp.                       18,600        1,032,300
   Citigroup Inc.                                    11,995          573,511
   H&R Block, Inc.                                    1,370           68,500
                                                                   3,152,726

 FOOD - DIVERSIFIED - 0.2%
   General Mills                                      1,900          152,950

 FOREST PRODUCTS - 0.2%
   Georgia Pacific Corp.                                860           40,753
   Weyerhauser Co.                                    1,120           76,510
   Willamette Industries, Inc.                          640           30,160
                                                                     147,423

 GOLD/SILVER MINING - 0.1%
   Barrick Gold Corp.                                 2,090           40,494

 HEALTH - 1.4%
   American Home Products                             6,150          351,319
   Johnson & Johnson                                  5,630          538,369
                                                                     889,688

 HOMEBUILDING - 0.0%
   Centrex Corp.                                        230            8,639

 INSTRUMENTS--CONTROLS - 0.2%
   Honeywell, Inc.                                      620           71,843
   Johnson Controls Inc.                                926           64,126
                                                                     135,969

 INSTRUMENTS--SCIENTIFIC - 0.0%
   PE Biosystems Group                                  190           21,791

 INSURANCE--LIFE - 0.3%
   Conseco Inc.                                       7,000          213,063

 INTERNET SERVICE - 0.1%
   Yahoo, Inc. #                                        365           62,953

 INSURANCE--MULTILINE - 2.2%
   Allstate                                           6,700          241,200
   American International Group                       8,435          984,786
   PMI Group                                          2,200          138,325
                                                                   1,364,311


The Flex-funds 1999 Semi-Annual Report                                Page 19

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 MACHINERY - 0.4%
   Caterpillar, Inc.                                  1,492           89,893
   Deere & Co.                                        1,197           46,833
   Dover Corp.                                          825           31,763
   Lancer Corp. #                                     3,700           30,988
   NACCO Industries                                     912           67,374
                                                                     266,851

 MACHINERY--CONSTRUCTION & MINING - 0.2%
   Case Corp.                                           523           25,235
   Halliburton Co.                                    1,900           86,450
                                                                     111,685

 MANUFACTURING - 0.1%
   Mueller Industries, Inc. #                         1,150           38,525
   Owens Illinois #                                     780           25,448
                                                                      63,973

 MARKETING SERVICES - 0.2%
   Omnicom Group, Inc.                                1,205           94,969

 MATERIALS & SERVICES - 0.6%
   Champion International Corp.                         425           20,613
   Dana Corp.                                           970           44,741
   Deluxe Corp.                                         910           35,433
   Ecolab, Inc.                                       1,970           85,572
   Illinois Tool Works, Inc.                          1,730          141,644
   Sherwin-Williams Co.                               1,070           29,626
                                                                     357,629

 MEDICAL PRODUCTS - 1.0%
   Algos Pharmaceutical Corp. #                       1,990           43,904
   Amgen, Inc. #                                      2,090          127,229
   Becton Dickinson                                   1,150           34,644
   Biogen Inc.#                                         960           61,740
   Centor, Inc. #                                       480           22,380
   GelTex Pharmaceuticals, Inc. #                     3,840           69,120
   Genzyme Surgical Products #                          273            1,207
   Guidant Corp.                                        780           40,024
   Human Genome #                                     1,330           52,535
   IDEC Pharmaceuticals Corp. #                         980           75,521
   MedImmune, Inc. #                                  1,670          113,143
   PE Celera Genomics #                                  95            1,544
                                                                     642,991

 MEDICAL HMO - 0.1%
   Wellpoint Health Networks #                          460           38,928

 MEDICAL SERVICES - 0.5%
   Columbia/HCA Healthcare Corp.                      2,420           55,358
   Genzyme Corp. #                                    1,530           74,205
   Health Management                                  4,760           53,550
   HBO & Co.                                          1,220           39,345
   IMS Health, Inc.                                   1,080           34,560
   Shared Medical Systems                               310           20,363
   Tenet Healthcare Corp. #                           2,170           40,145
                                                                     317,526

 MEDICAL SUPPLIES - 0.5%
   Boston Scientific Co. #                            1,070           45,676
   IDEXX Laboratories, Inc. #                           900           20,981
   Medtronic, Inc.                                    2,870          222,246
                                                                     288,903


The Flex-funds 1999 Semi-Annual Report                                Page 20

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 MULTIMEDIA - 0.7%
   CBS Corp. #                                        9,700          422,556

 NATURAL GAS DISTRIBUTOR - 0.2%
   MCN Corp.                                          4,770          100,468
   Williams Companies, Inc.                           1,300           55,413
                                                                     155,881

 NETWORKING PRODUCTS - 1.8%
   Cisco Systems, Inc. #                             17,842        1,150,809

 OFFICE AUTOMATION & EQUIPMENT - 1.1%
   Hewlett Packard                                    5,070          502,564
   Pitney Bowes, Inc.                                 1,325           86,291
   Xerox Corp.                                        2,180          129,301
                                                                     718,156

 OIL/GAS--DOMESTIC - 1.5%
   Ashland Oil                                          800           32,050
   Atlantic Richfield                                 1,100           92,331
   Baker Hughes                                       1,640           54,735
   Burlington Resources                               1,000           43,250
   Devon Energy                                       1,200           43,575
   Enron Corp.                                        1,500          121,688
   Mobil Corp.                                        4,800          474,900
   Noble Drilling Co. #                               1,300           25,269
   USX Marathon Group                                 2,800           91,000
                                                                     978,798

 OIL/GAS--INTERNATIONAL - 1.9%
   Chevron Corp.                                      3,800          362,425
   Exxon Corp.                                       11,050          857,066
                                                                   1,219,491

 OILFIELD SERVICES/EQUIPMENT - 0.5%
   Coastal Corp.                                      1,900           76,713
   Kerr-McGee Corp.                                   1,000           50,250
   Schlumberger LTD                                   2,700          171,956
                                                                     298,919

 OIL & NATURAL GAS - 0.2%
   Apache Corp.                                       1,400           54,775
   Amerada Hess                                         500           29,813
   Ocean Energy, Inc. #                              10,160          106,045
                                                                     190,633

 PAPER & FOREST PRODUCTS - 0.2%
   Bemis Co., Inc.                                      360           14,310
   International Paper                                1,615           82,163
   Mead Corp.                                           840           35,123
                                                                     131,596

 PETROLEUM--INTEGRATED - 1.7%
   Occidental Petroleum Corp.                         3,100           65,681
   Phillips Petroleum                                 1,600           80,300
   Royal Dutch Petroleum                             11,400          684,713
   Texaco                                             3,100          193,944
   Unocal Corp.                                       1,000           39,938
                                                                   1,064,576


The Flex-funds 1999 Semi-Annual Report                                Page 21

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT
 PIPELINES - 0.1%
   K N Energy Inc.                                      800           10,700
   K N Energy Inc. - PEPS                             1,100           28,463
                                                                      39,163

 PROTECTION--SAFETY EQUIPMENT - 0.3%
   Lo-Jack Corp. #                                   25,500          213,563

 PUBLISHING - 0.9%
   The Reader's Digest Association, Inc.             14,000          565,250

 RAILROAD TRANSPORTATION - 0.2%
   Burlington Northern Santa Fe                       2,370           72,433
   Union Pacific Corp.                                1,240           72,385
                                                                     144,818

 RENTAL--AUTO/EQUIPMENT - 0.8%
   Budget Group Inc. #                               14,800          185,000
   The Hertz Corp.                                    5,600          336,350
                                                                     521,350

 RESTAURANT - 1.4%
   McDonalds Corp.                                    9,500          392,469
   Wendy's International, Inc.                       17,100          484,144
                                                                     876,613

 RETAIL GROCERY - 0.4%
   Albertsons, Inc.                                   5,000          256,250

 RETAIL STORE - 2.7%
   Amazon.Com Inc. #                                    540           67,568
   eBay Inc. #                                          320           48,320
   Kmart #                                           40,000          655,000
   PETsMART, Inc. #                                  30,000          307,500
   Sears, Roebuck & Co.                               6,000          270,000
   WalMart Stores, Inc.                               8,000          382,000
                                                                   1,730,388

 S&L / THRIFTS - SOUTHERN U.S. - 0.3%
   Greater Atlantic Financial Corp. #                20,000          192,500

 SERVICES - 0.1%
   Paychex, Inc.                                      1,995           63,607

 TELECOMMUNICATION EQUIPMENT - 1.8%
   General Instrument Corp. #                           620           26,505
   Loral Space & Communications Ltd. #               10,110          181,348
   Nokia Corp. - ADR - A #                            1,890          172,935
   Northern Telecom LTD                               3,020          261,608
   P-Com, Inc. #                                      8,760           45,853
   QUALCOMM, Inc. #                                   2,720          390,320
   Uniphase Corp. #                                     550           91,300
                                                                   1,169,869

 TELECOMMUNICATION SERVICES - 10.4%
   AirTouch Communications #                          2,730          293,902
   Ameritech Corp.                                    5,440          397,800
   Ascend Communications, Inc. #                      7,460          786,098
   AT&T                                              17,095          940,225
   BCE, Inc.                                          3,420          167,580


The Flex-funds 1999 Semi-Annual Report                                Page 22

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE      VALUE
                                                     AMOUNT

   Bell Atlantic Corp.                                8,590          549,223
   BellSouth Corp.                                   12,475          562,934
   Century Telephone                                  1,730           68,768
   Frontier Corp.                                     1,770          103,545
   GTE Corp.                                          5,320          403,323
   MCI Worldcom, Inc. #                               9,933          856,721
   Nextel Communications #                            2,500          125,469
   SBC Communications                                10,515          601,327
   Sprint Corp.                                       4,690          248,570
   Sprint Corp. - PCS Group #                         2,285          131,673
   Star Telecommunications Inc. #                     4,230           33,047
   Tellabs, Inc. #                                    2,400          162,150
   U.S. West, Inc.                                    2,665          156,069
                                                                   6,588,424

 TOBACCO - 2.8%
   Gallaher Group, plc - ADR                         11,400          278,588
   Imperial Tobacco                                   5,500          120,313
   Philip Morris Cos.                                26,100        1,039,076
   UST, Inc.                                         12,000          363,000
                                                                   1,800,977

 TOYS - 2.8%
   Hasbro Bradley Inc.                               10,650          298,200
   JAKKS Pacific Co. #                                5,400          160,988
   Toys R Us Inc. #                                  64,000        1,324,000
                                                                   1,783,188

 TRANSPORTATION - 0.1%
   FDX Corp. #                                        1,476           78,782

 TRUCKING/TRANSPORTATION LEASING - 0.1%
   CSX, Corp.                                         1,097           49,776

 WASTE DISPOSAL--NON-HAZARDOUS - 0.3%
   Allied Waste Industries, Inc. #                    1,260           24,964
   Waste Management, Inc.                             3,048          163,259
                                                                     188,223

TOTAL COMMON STOCKS
(Cost 42,061,786 )                                                56,464,786

TREASURY OBLIGATIONS - 0.8%

U.S. Treasury Bills
** 4.30%  01/06/00                                    6,000            5,850
*  4.50%  09/09/99                                  500,000          495,553

TOTAL U.S. TREASURY OBLIGATIONS
(Cost    501,490 )                                                   501,403

REPURCHASE AGREEMENTS - 10.2%

   State Street Bank & Trust Co., 4.90%, 07/01/99,
   (Collateralized by $6,587,313 FFCB, 5.13%,
   04/02/01, market value - $6,581,226)           6,452,000        6,452,000

TOTAL REPURCHASE AGREEMENT
(Cost  6,452,000 )                                                 6,452,000

TOTAL INVESTMENTS - 100.0%
(Cost 49,015,276 )                                               $63,418,189


The Flex-funds 1999 Semi-Annual Report                                Page 23

                                                     CONTRACTS         VALUE
FUTURES CONTRACTS
   Long, S&P 500 Futures, face amount $7,709,513         23        7,944,775
      expiring September 1999

TOTAL FUTURES CONTRACTS                                           $7,944,775


TRUSTEE DEFERRED COMPENSATION***
   Flex-funds Highlands Growth Fund                     293            6,967
   Flex-funds Muirfield Fund                            366            2,746
   Flex-funds Total Return Utilities Fund                88            1,871
   Flex Partners International Equity Fund              235            3,417

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost   13,286 )                                                  $15,001

ADR: American Depositary Receipt

FFCB: Federal Farm Credit Bureau

PEPS: Premium Equity Partnership Security Units

#    Represents non-income producing securities.

*    Pledged as collateral on futures contracts.

**   Pledged as collateral on Letter of Credit.

*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.


The Flex-funds 1999 Semi-Annual Report                                Page 24

                                 Bond Portfolio
            Portfolio of Investments as of June 30, 1999 (Unaudited)


INDUSTRIES/CLASSIFICATIONS                          SHARES OR FACE    VALUE
                                                       AMOUNT

U.S. GOVERNMENT OBLIGATIONS - 49.1%
   Federal Farm Credit Bureau
      4.88%, 09/01/99                                  4,000,000  $   3,996,642
   Federal National Mortgage Association
      5.69%, 08/11/00                                  1,710,000      1,740,174
*  U.S. Treasury Bill
      4.30%, 01/06/00                                      4,800          4,680

   TOTAL U.S. GOVERNMENT OBLIGATIONS
   (Cost  $5,745,584 )                                                5,741,496

REPURCHASE AGREEMENTS - 50.9%
      Prudential Securities, 5.10%, 06/30/99,
        (Collateralized by $3,095,000 FNMA Remic
        Series Pool #9903CA, 6.00%, 02/25/14,
        market value - $2,835,880)                     2,500,000      2,500,000

      State Street Bank and Trust, 4.90%, 07/01/99,
        (Collateralized by $3,002,679 FFCB, 5.13%,
        04/02/01, market value - $2,999,905)           2,941,000      2,941,000

      State Street Bank and Trust, 4.70%, 07/01/99,
        (Collateralized by $802,755 SLMA 1998-1,
        5.20%, 01/25/07, market value - $510,058)        500,000        500,000

   TOTAL REPURCHASE AGREEMENT
   (Cost  $5,941,000 )                                                5,941,000


TOTAL INVESTMENTS - 100.0%
(Cost $11,686,584 )                                                  11,682,496

TRUSTEE DEFERRED COMPENSATION**
      Flex-funds Highlands Growth Fund                       151          3,580
      Flex-funds Muirfield Fund                              175          1,312
      Flex-funds Total Return Utilities Fund                  39            831
      Flex Partners International Equity Fund                121          1,767

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost      $6,590 )                                                   $7,490


FNMA: Federal National Mortgage Association

Remic: Real Estate Mortgage Investment Conduit

FFCB: Federal Farm Credit Bureau

SLMA: Student Loan Marketing Association

*    Pledged as collateral on Letter of Credit.

** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.


The Flex-funds 1999 Semi-Annual Report                                Page 25

                             Money Market Portfolio
            Portfolio of Investments as of June 30, 1999 (Unaudited)

                                                             COUPON/YIELD MATURITY  FACE AMOUNT     AMORTIZED COST

COMMERCIAL PAPER - 60.5%
        American Honda Finance Corp.                             4.83%    07/07/99   10,000,000         $ 9,991,951
        American Honda Finance Corp.                             5.05%    07/30/99   24,353,000          24,253,931
        Bankers Trust Corp.                                      4.97%    11/09/99   25,000,000          24,547,868
        Bell Atlantic Financial Services, Inc.                   4.98%    07/01/99    4,800,000           4,800,000
        Bell Atlantic Financial Services, Inc.                   4.98%    07/06/99   10,700,000          10,692,599
        Cargill Global Funding plc                               4.96%    07/06/99   25,000,000          24,982,778
        Credit Suisse First Boston                               4.94%    09/14/99   25,000,000          24,742,708
        Credit Suisse First Boston                               4.83%    10/13/99   40,000,000          39,441,867
        Catholic Health Partners                                 4.93%    07/07/99   37,228,000          37,197,411
        Carolina Power & Light Co.                               4.82%    08/20/99   20,000,000          19,866,111
        Duff & Phelps Utility & Corp.                            4.82%    08/02/99   12,500,000          12,446,444
        Duff & Phelps Utility & Corp.                            4.85%    08/25/99   10,000,000           9,925,903
        E.I. DuPont De Nemours & Co.                             4.85%    07/21/99   50,000,000          49,865,278
        Eaton Corp.***                                           4.87%    07/19/99    7,475,000           7,456,798
        Eaton Corp.***                                           4.73%    10/08/99   10,000,000           9,869,925
        FPL Group Capital, Inc.***                               4.83%    08/10/99   27,400,000          27,252,954
        FPL Group Capital, Inc.***                               4.94%    09/15/99   25,000,000          24,739,278
        Ford Motor Credit Co.                                    5.02%    07/28/99   50,000,000          49,811,750
        General Electric Capital Corp.                           4.85%    07/02/99    3,658,000           3,657,507
        General Electric Capital Corp.                           4.84%    09/02/99   32,350,000          32,075,996
        General Electric Capital Corp.                           4.73%    10/06/99   20,000,000          19,745,106
        Ipalco Enterprises                                       4.90%    07/12/99   20,000,000          19,970,056
        LG&E Capital Corp.                                       4.97%    07/06/99   17,958,000          17,945,604
        LG&E Capital Corp.                                       4.83%    07/22/99   17,173,000          17,124,615
        MidAmerican Energy Co.                                   4.93%    07/16/99   16,300,000          16,266,517
        Motorola Credit Corp.                                    4.82%    07/02/99    4,000,000           3,999,465
        Monsanto Co.                                             4.74%    08/12/99    9,400,000           9,348,018
        Monsanto Co.                                             4.82%    08/18/99   11,000,000          10,929,307
        Monsanto Co.                                             4.82%    09/08/99   14,000,000          13,870,663
        National Rural Utilities                                 4.84%    07/06/99   10,000,000           9,993,277
        National Rural Utilities                                 4.85%    09/17/99   25,000,000          24,737,292
        Toronto Dominion Holdings USA, Inc.                      4.68%    07/19/99   40,000,000          39,906,400
        Toyota Motor Corp.                                       4.85%    07/07/99   18,400,000          18,385,127
        UBS AG                                                   4.74%    07/22/99   25,000,000          24,930,875
        Xerox Credit Corp.                                       4.82%    09/03/99   50,000,000          49,571,555

        TOTAL COMMERCIAL PAPER
        (Cost$744,342,934 )                                                                             744,342,934

CORPORATE OBLIGATIONS - 25.0%
        Aquarium Holdings KY***                                  5.13%*   07/01/99   14,000,000          14,000,000
        Associates Corp. N.A.                                    6.37%    08/15/99    2,000,000           2,003,007
        Associates Corp. N.A.                                    6.75%    10/15/99      300,000             301,316
        Baltimore Gas & Electric Co.                             8.40%    10/05/99    2,000,000           2,018,597
        Bath Technologies, Inc.                                  5.14%    07/01/99    4,500,000           4,500,000
        Bear Stearns Co., Inc.                                   6.22%    07/19/99    5,000,000           5,002,438
        Bear Stearns Co., Inc.                                   7.62%    09/15/99    4,000,000           4,020,408
        Bear Stearns Co., Inc.                                   7.63%    09/15/99    1,765,000           1,774,067
        Care Life Project***                                     5.14%    07/01/99    3,700,000           3,700,000
        Caterpillar Finance                                      6.84%    09/15/99    1,000,000           1,003,508
        Caterpillar Finance                                      6.42%    07/15/99    3,000,000           3,001,642
        Caterpillar, Inc.                                        6.80%    08/24/99      500,000             500,804
        Chase Manhattan Bank                                     5.88%    08/04/99    3,700,000           3,702,655
        Chrysler Financial                                      12.75%    11/01/99    1,000,000           1,024,342
        Citigroup                                                9.75%    08/01/99      500,000             501,938
        Citigroup                                                6.25%    10/25/99    2,000,000           2,007,555
        Clark Grave Vault Co.***                                 5.30%*   07/01/99    2,550,000           2,550,000
        Consolidated Edison***                                   5.19%*   07/01/99    8,250,000           8,250,000
        Coughlin Family Properties, Inc.***                      5.13%*   07/01/99    3,970,000           3,970,000
        D.E.D.E. Realty***                                       5.13%*   07/01/99    3,760,000           3,760,000
        Damascus-Bishop Tire                                     5.14%*   07/01/99    3,000,000           3,000,000
        Danis Construction Co.***                                5.13%    07/01/99    6,000,000           6,000,000
        Doren, Inc.***                                           5.14%*   07/01/99      400,000             400,000
        Espanola/Nambe***                                        5.14%*   07/01/99    2,115,000           2,115,000
        Fleet Mortgage Group, Inc.                               6.50%    09/15/99    4,000,000           4,011,427
        Ford Motor Credit Co.                                    6.38%    09/15/99      500,000             501,298
        Flordia Power & Light Co.                                5.50%    07/01/99    1,000,000           1,000,000


The Flex-funds 1999 Semi-Annual Report                                Page 26




                                                             COUPON/YIELD MATURITY  FACE AMOUNT     AMORTIZED COST

        GTE Southwest Inc.                                       5.82%*   12/01/99    1,000,000           1,003,041
        General American Life Insurance****                      5.28%*   09/21/99   20,000,000          20,000,000
        Georgia Power Co.                                        6.12%    09/01/99    1,500,000           1,502,545
        General Motors Acceptance Corp.                          8.00%    10/01/99    3,000,000           3,021,232
        General Motors Acceptance Corp.                          8.40%    10/15/99    1,255,000           1,267,051
        Goldman Sachs Group LP                                   6.88%    09/15/99    1,000,000           1,003,365
        Hancor, Inc.***                                          5.14%*   07/01/99      600,000             600,000
        International Lease Finance Corp.                        7.41%    09/01/99    1,300,000           1,305,206
        Isaac Tire, Inc.***                                      5.13%*   07/01/99      980,000             980,000
        J.W. Harris Co., Inc.                                    5.13%*   07/01/99    2,100,000           2,100,000
        Jackson Tube Service, Inc.                               5.13%    07/01/99    4,500,000           4,500,000
        John Deere                                               6.43%    08/09/99   10,000,000          10,007,972
        Luken-Woodlawn LLC                                       5.13%    07/01/99    3,740,000           3,740,000
        Melvin Stone Co.                                         5.13%    07/01/99    7,600,000           7,600,000
        Miami Valley Steel                                       5.14%    07/01/99    2,050,000           2,050,000
        Morgan Guaranty Trust Co.                                5.75%    10/08/99      500,000             500,754
        Mubea Inc.***                                            5.14%    07/01/99    3,750,000           3,750,000
        Mubea Inc.***                                            5.14%*   07/01/99    5,400,000           5,400,000
        Norwest Financial, Inc.                                  7.20%    08/25/99    1,100,000           1,103,420
        Norwest Financial, Inc.                                  6.38%*   10/01/99      500,000             501,541
        Norwest Financial, Inc.                                  6.05%    11/19/99    2,000,000           2,006,156
        O.K.I. Supply Co.***                                     5.13%*   07/01/99    2,090,000           2,090,000
        Osco Industries, Inc.***                                 5.14%*   07/01/99    2,700,000           2,700,000
        Pepsico, Inc.                                            6.25%    09/01/99    5,000,000           5,009,300
        Presrite Corp.***                                        5.14%    07/01/99    1,700,000           1,700,000
        Pro Tire, Inc.***                                        5.13%    07/01/99    1,175,000           1,175,000
        R.I. Lampus Co.***                                       5.14%    07/01/99    2,110,000           2,110,000
        RSD Technology***                                        5.14%    07/01/99    5,770,000           5,770,000
        SBC Communication Capital Corp.                          6.40%    08/18/99    1,000,000           1,001,910
        Salomon, Inc.                                            7.13%*   08/01/99      225,000             225,343
        Seariver Maritime, Inc.                                  4.92%*   08/01/99    6,400,000           6,400,000
        SunAmerica, Inc.                                         6.20%    10/31/99   45,700,000          45,882,425
        Signature Brands                                        13.00%*   08/15/99   18,500,000          20,139,518
        Surgery Financing Co.***                                 5.14%    07/01/99    3,475,000           3,475,000
        Surgery Financing Co.***                                 5.14%    07/01/99    3,000,000           3,000,000
        Transamerica Finance                                     8.75%    10/01/99    2,000,000           2,018,168
        Transamerica Finance                                     8.08%    11/04/99    1,390,000           1,404,176
        Triangle Funding                                         5.35%    10/15/99    7,500,000           7,500,000
        Virginia Electric Power Co.                              6.35%    07/02/99    7,070,000           7,070,264
        Wisconsin Electric Power Co.                             6.20%    08/01/99    1,000,000           1,001,392
        White Castle Project***                                  5.14%    07/01/99    8,750,000           8,750,000
        World Trade Finance                                      5.07%    09/01/99   20,000,000          20,000,000

        TOTAL CORPORATE OBLIGATIONS
        (Cost$306,984,781 )                                                                             306,984,781

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.4%

        Federal Home Loan Bank                                   5.14%    07/07/99   25,000,000          25,000,000
        Student Loan Marketing Assoc.                            5.30%    07/07/99    4,350,000           4,350,130

        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
        (Cost $29,350,130 )                                                                              29,350,130

U.S. TREASURY OBLIGATIONS - 0.0%

    **  U.S. Treasury Bill                                       4.30%    01/06/00       63,100              61,676

        TOTAL U.S. TREASURY OBLIGATIONS
        (Cost  $61,676 )                                                                                     61,676


The Flex-funds 1999 Semi-Annual Report                                Page 27




                                                             COUPON/YIELD MATURITY  FACE AMOUNT     AMORTIZED COST

REPURCHASE AGREEMENTS - 12.1%

        Banc of America Securities LLC (Collateralized by        5.60%    07/01/99   50,000,000          50,000,000
             $51,379,000 various commercial papers,
             5.50% - 5.54%, 07/19/99 - 09/20/99,
             market value - $51,000,007)

        Prudential Securities (Collateralized by $53,556,000     5.10%    07/01/99   48,000,000          48,000,000
             various U.S. Government securities,
             6.00% - 6.50%, 02/25/14 - 04/15/14,
             market value - $50,383,685)

        State Street Bank & Trust Co. (Collateralized by         4.90%    07/01/99   31,569,000          31,569,000
             $32,201,291 FFCB, 5.13%, 04/02/01,
             market value - $32,201,291)

        State Street Bank & Trust Co. (Collateralized by         4.70%    07/01/99   19,721,000          19,721,000
             $31,662,245 SLMA, 5.20%, 01/25/07,
             market value - $20,117,704)

        TOTAL REPURCHASE AGREEMENTS
        (Cost $149,290,000 )                                                                            149,290,000

TOTAL INVESTMENTS - 100.0%
(Cost$1,230,029,521)(a)                                                                              $1,230,029,521


        TRUSTEE DEFERRED COMPENSATION*****                                              SHARES               VALUE

                  Flex-funds Highlands Growth Fund                                          356               7,470
                  Flex-funds Muirfield Fund                                                 541               3,465
                  Flex-funds Total Return Utilities Fund                                    156               3,015
                  Flex Partners International Equity Fund                                   278               3,757

             TOTAL TRUSTEE DEFERRED COMPENSATION
             (Cost   $14,513 )                                                                              $17,707


(a)  Cost for federal income tax and financial reporting purposes are the same.

FHLMC: Federal Home Loan Mortgage Corporation

Remic: Real Estate Mortgage Investment Conduit

FFCB: Federal Farm Credit Bureau

SLMA: Student Loan Marketing Association

* Variable rate security. Interest rate is as of June 30, 1999. Maturity date reflects the next rate change date.

**   Pledged as collateral on Letter of Credit.

*** Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees.

**** Illiquid security. The sale or disposition of such security may not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.

***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.


The Flex-funds 1999 Semi-Annual Report                                Page 28

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1999 (Unaudited)

                                                                                                    U.S.
                                                                 TOTAL RETURN     HIGHLANDS       GOVERNMENT        MONEY
                                                  MUIRFIELD       UTILITIES         GROWTH           BOND          MARKET
                                                     FUND            FUND            FUND            FUND           FUND

  Assets:

    Investment in corresponding portfolio
       at value                                  $143,627,253     $10,934,198     $52,274,576     $11,730,484   $183,305,649
    Receivable for capital stock issued             2,633,087         301,463         168,957           9,995            ---
    Unamortized organization costs                        ---           4,803             ---             ---            ---
    Other assets                                       28,704          14,229          26,204          12,962         84,454

  Total Assets                                    146,289,044      11,254,693      52,469,737      11,753,441    183,390,103

  Liabilities:

    Payable for capital stock redeemed              2,447,913         217,988          57,480          14,332            ---
    Dividends payable                                 380,313          12,965             340          39,359        681,039
    Accrued 12b-1 distribution fees                   126,823             ---          37,140           6,397         33,994
    Accrued transfer agent and
       administrative fees                             15,314             895           5,952             872         17,414
    Other accrued liabilities                          16,309          17,435           7,126           2,583          2,245

  Total Liabilities                                 2,986,672         249,283         108,038          63,543        734,692


  Net Assets                                      143,302,372      11,005,410      52,361,699      11,689,898    182,655,411


  Net Assets:

    Capital                                       100,892,042       7,695,619      34,851,941      11,692,691    182,655,411
    Accumulated undistributed (distributions
      in excess of) net investment income              76,366           6,821         (25,250)        303,678            ---
    Accumulated undistributed net realized
      gain (loss) from investments                 35,469,530       1,229,037       4,254,011        (302,385)           ---
    Net unrealized appreciation (depreciation)      6,864,434       2,073,933      13,280,997          (4,086)           ---
      of investments

  Net Assets                                     $143,302,372     $11,005,410     $52,361,699     $11,689,898   $182,655,411


    Capital Stock Outstanding                      18,712,372         517,263       2,151,523         543,916    182,655,411
      (indefinite number of shares authorized,
      $0.10 par value)

    Net Asset Value, Offering and
      Redemption Price Per Share                        $7.66          $21.28          $24.34          $21.49          $1.00


  See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 29

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                                                                              U.S.
                                                             TOTAL RETURN    HIGHLANDS     GOVERNMENT        MONEY
                                               MUIRFIELD      UTILITIES        GROWTH         BOND          MARKET
                                                  FUND           FUND           FUND          FUND           FUND

  Net Investment Income from Corresponding
  Portfolio:
    Interest                                   $1,318,522          $9,040       $94,614       $272,565     $4,987,874
    Dividends                                      89,843         158,340       260,556            ---            ---
    Expenses net of waivers and/or
       reimbursement                             (566,889)        (64,861)     (265,139)       (34,474)      (177,240)

  Total Net Investment Income from
    Corresponding Portfolio                       841,476         102,519        90,031        238,091      4,810,634

  Fund Expenses:
    Administrative fee                             33,121           2,544        11,573          2,842         49,299
    Transfer agent fees                            66,242           5,087        23,146          3,411         63,712
    Audit fees                                      5,249           1,010         1,800          1,448          1,892
    Legal fees                                        652             272           659            117            686
    Printing                                       10,317           1,556         6,300          1,267         19,862
    Amortization of organizational costs              ---           2,491           ---            ---            ---
    Distribution plan                              80,937          12,718        28,321         11,368         78,879
    Postage                                         1,086           1,672         3,600            905          9,785
    Registration and filing fees                    5,792           6,784        13,320              2         10,899
    Insurance                                         480              72           171             42            579
    Other expenses                                  4,921             329         5,433            122          1,957

  Total Expenses                                  208,797          34,535        94,323         21,524        237,550

    Expenses reimbursed by investment advisor         ---          (7,804)          ---            ---        (17,311)

  Net Expenses                                    208,797          26,731        94,323         21,524        220,239

  NET INVESTMENT INCOME (LOSS)                    632,679          75,788        (4,292)       216,567      4,590,395

  NET REALIZED AND UNREALIZED GAIN (LOSS)
    FROM INVESTMENTS:

    Net realized (losses) from futures           (610,727)            ---        69,036           ---            ---
      contracts
    Net realized gains (losses) from           29,337,869       1,587,978     3,134,608       (386,105)           ---
      investments
    Net change in unrealized appreciation
      (depreciation) of investments           (14,538,065)       (440,688)    3,125,488         51,772            ---

  NET GAIN FROM INVESTMENTS                    14,189,077       1,147,290     6,329,132       (334,333)           ---

  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 $14,821,756      $1,223,078    $6,324,840      ($117,766)    $4,590,395


  See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 30

                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                                                                               U.S.
                                                            TOTAL RETURN     HIGHLANDS       GOVERNMENT        MONEY
                                             MUIRFIELD       UTILITIES         GROWTH           BOND          MARKET
                                                FUND            FUND            FUND            FUND           FUND
  INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS:
    Net investment income (loss)                $632,679         $75,788         ($4,292)       $216,567     $4,590,395
    Net realized gain (loss) from
      investments and futures contracts       28,727,142       1,587,978       3,203,644        (386,105)           ---
    Net change in unrealized appreciation
      (depreciation) of investments          (14,538,065)       (440,688)      3,125,488          51,772            ---

  Net increase (decrease) in net assets
    resulting from operations                 14,821,756       1,223,078       6,324,840        (117,766)     4,590,395

  DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income                       (557,576)        (68,952)            ---        (216,567)    (4,590,395)
    In excess of net investment income               ---             ---         (21,089)            ---            ---

    Net decrease in net assets resulting
      from dividends and distributions          (557,576)        (68,952)        (21,089)       (216,567)    (4,590,395)

  CAPITAL TRANSACTIONS:
    Issued                                    19,376,200       1,339,252      58,553,020       1,336,181    331,806,373
    Reinvested                                   181,837          55,000          20,959         166,774      3,849,142
    Redeemed                                 (16,067,138)     (1,997,618)    (56,423,775)       (772,731)  (307,255,401)

  Net increase (decrease) in net assets
    resulting from capital share
    transactions                               3,490,899        (603,366)      2,150,204         730,224     28,400,114

  TOTAL INCREASE IN NET ASSETS                17,755,079         550,760       8,453,955         395,891     28,400,114

  NET ASSETS - Beginning of period           125,547,293      10,454,650      43,907,744      11,294,007    154,255,297

  NET ASSETS - End of period                $143,302,372     $11,005,410     $52,361,699     $11,689,898   $182,655,411

  SHARE TRANSACTIONS:
    Issued                                     2,663,003          65,794       2,599,909          61,788    331,806,373
    Reinvested                                    25,012           2,766             935           7,716      3,849,142
    Redeemed                                  (2,220,088)       (101,146)     (2,517,583)        (35,705)  (307,255,401)
    Change in shares                             467,927         (32,586)         83,261          33,799     28,400,114


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                       U.S.
                                                                  TOTAL RETURN      HIGHLANDS       GOVERNMENT        MONEY
                                                   MUIRFIELD       UTILITIES         GROWTH            BOND           MARKET
                                                     FUND             FUND            FUND             FUND            FUND
  INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS:
    Net investment income                           $1,435,207        $134,250         $129,094         $576,536    $8,867,836
    Net realized gain (loss) from
      investments and futures contracts              7,320,005        (358,953)       4,292,178        1,102,589           ---
    Net change in unrealized appreciation
      (depreciation) of investments                 21,404,554         838,039        4,287,738         (591,216)          ---

  Net increase in net assets
    resulting from operations                       30,159,766         613,336        8,709,010        1,087,909     8,867,836

  DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income                           (1,433,944)       (134,265)        (128,963)        (576,536)   (8,867,836)
    Net realized gain from investments
      and futures contracts                         (1,907,816)            ---       (3,152,482)         (37,210)          ---

    Net decrease in net assets resulting
      from dividends and distributions              (3,341,760)       (134,265)      (3,281,445)        (613,746)   (8,867,836)

  CAPITAL TRANSACTIONS:
    Issued                                          21,967,180       5,724,377       64,413,686        2,306,810   478,112,579
    Reinvested                                       3,296,460         131,606        3,254,744          576,374     8,641,621
    Redeemed                                       (57,316,946)     (4,285,392)     (62,940,124)      (9,036,259) (501,833,777)

  Net increase (decrease) in net assets
    resulting from capital share transactions      (32,053,306)      1,570,591        4,728,306       (6,153,075)  (15,079,577)

  TOTAL INCREASE (DECREASE) IN NET ASSETS           (5,235,300)      2,049,662       10,155,871       (5,678,912)  (15,079,577)

  NET ASSETS - Beginning of period                 130,782,593       8,404,988       33,751,873       16,972,919   169,334,874

  NET ASSETS - End of period                      $125,547,293     $10,454,650      $43,907,744      $11,294,007  $154,255,297

  SHARE TRANSACTIONS:
    Issued                                           3,737,873         309,337        3,158,058          106,049   478,112,579
    Reinvested                                         521,019           7,373          153,489           26,662     8,641,621
    Redeemed                                        (9,925,681)       (241,126)      (3,062,778)        (423,756) (501,833,777)
    Change in shares                                (5,666,789)         75,584          248,769         (291,045)  (15,079,577)


  See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 31

FINANCIAL HIGHLIGHTS
THE MUIRFIELD FUND
                                            Six Months                          Years Ended December 31,
                                           Ended 6/30/99      --------------------------------------------------------------
                                            (Unaudited)        1998            1997         1996         1995         1994

Net Asset Value, Beginning of Period           $6.88          $5.47           $5.47        $5.73        $5.34        $5.36
   Income from Investment Operations
   Net Investment Income                        0.03           0.08            0.11         0.10         0.06         0.14
   Net Gains or Losses from Securities
      (both realized and unrealized)            0.78           1.51            0.91         0.25         1.31            -
   Total From Investment Operations             0.81           1.59            1.02         0.35         1.37         0.14

Less Distributions
   Dividends (from net investment income)      (0.03)         (0.08)          (0.11)       (0.10)       (0.06)       (0.14)
   Distributions (from capital gains)             --          (0.10)          (0.91)       (0.51)       (0.92)       (0.02)
   Total Distributions                         (0.03)         (0.18)          (1.02)       (0.61)       (0.98)       (0.16)

Net Asset Value, End of Period                 $7.66          $6.88           $5.47        $5.47        $5.73        $5.34

Total Return                                   11.78%(1)      29.33%          18.59%        5.99%       25.82%        2.70%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)            $143,302      $125,547        $130,783     $121,335     $111,751      $83,119
   Ratio of Expenses to Average Net Assets      1.17%(2)       1.24%           1.29%        1.19%        1.26%        1.22%
   Ratio of Net Investment Income to
      Average Net Assets                        0.95%(2)       1.23%           1.69%        1.54%        0.97%        2.55%
   Portfolio Turnover Rate(3)                 150.75%        128.31%         395.42%      297.41%      186.13%      168.17%

(1) Not Annualized
(2) Annualized
(3) Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 32

FINANCIAL HIGHLIGHTS
THE TOTAL RETURN UTILITIES FUND

                                                  Six Months               Years Ended December 31,                 Period
                                                 Ended 6/30/99        -----------------------------------        June 21, 1995*
                                                  (Unaudited)           1998         1997          1996         to Dec. 31, 1995

Net Asset Value, Beginning of Period                $19.01             $17.72       $14.98        $14.14              $12.50

Income from Investment Operations
   Net Investment Income                              0.15               0.25         0.25          0.37                0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)                  2.26               1.29         3.99          1.48                1.64
   Total From Investment Operations                   2.41               1.54         4.24          1.85                1.85

Less Distributions
   Dividends (from net investment income)            (0.14)             (0.25)       (0.25)        (0.37)              (0.21)
   Distributions (from capital gains)                   --                 --        (1.25)        (0.64)                 --
   Total Distributions                               (0.14)             (0.25)       (1.50)        (1.01)              (0.21)

Net Asset Value, End of Period                      $21.28             $19.01       $17.72        $14.98              $14.14

Total Return                                         12.69%(1)           8.77%       28.68%        13.33%              15.00%(1)

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                $11,005            $10,455       $8,405        $5,074              $2,881
   Ratio of Expenses to Average Net Assets            1.80%(2)           1.80%        1.80%         1.25%               1.25%(2)
   Ratio of Net Investment Income to
      Average Net Assets                              1.49%(2)           1.35%        1.57%         2.55%               3.18%(2)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(3)                        1.95%(2)           2.11%        2.51%         2.95%               4.35%(2)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(3)            1.34%(2)           1.04%        0.86%         0.85%               0.08%(2)
   Portfolio Turnover Rate(4)                        22.61%             51.36%       41.22%        50.79%               5.06%

(1) Not Annualized
(2) Annualized
(3) Annualized ration includes directed brokerage payments in corresponding portfolio
(4) Represents turnover rate of corresponding portfolio

* Date of commencement of operations


See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 33

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                               Six Months                       Years Ended December 31,
                                              Ended 6/30/99    ----------------------------------------------------------
                                               (Unaudited)       1998        1997         1996         1995         1994

Net Asset Value, Beginning of Period              $21.23       $18.55       $16.41       $15.34       $13.08       $13.45

Income from Investment Operations
   Net Investment Income                            0.01         0.06         0.06         0.31         0.50         0.27
   Net Gains or Losses from Securities
      (both realized and unrealized)                3.11         4.32         4.73         1.07         2.68        (0.37)
   Total From Investment Operations                 3.12         4.38         4.79         1.38         3.18        (0.10)

Less Distributions
   Dividends (from net investment income)          (0.01)       (0.06)       (0.06)       (0.31)       (0.50)       (0.27)
   Distributions (from capital gains)                 --        (1.64)       (2.59)          --        (0.42)          --
   Total Distributions                             (0.01)       (1.70)       (2.65)       (0.31)       (0.92)       (0.27)

Net Asset Value, End of Period                    $24.34       $21.23       $18.55       $16.41       $15.34       $13.08

Total Return                                       14.70%(1)    23.67%       29.28%        9.08%       24.61%       -0.69%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)              $52,362      $43,908      $33,752      $24,204      $24,631      $22,176
   Ratio of Expenses to Average Net Assets          1.54%(2)     1.69%        1.87%        1.65%        1.64%        1.63%
   Ratio of Net Investment Income to
      Average Net Assets                           (0.02%)(2)    0.31%        0.30%        1.92%        3.38%        1.95%
   Ratio of Expenses to Average Net Assets
      before waiver of fees(3)                      1.56%(2)     1.70%        1.87%        1.65%        1.64%        1.63%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees(3)          (0.04%)(2)    0.30%        0.30%        1.92%        3.38%        1.95%

Portfolio Turnover Rate(4)                         28.83%       79.98%      129.79%       81.66%      337.57%      102.76%

(1) Not Annualized
(2) Annualized
(3) Ratio includes fees waived in corresponding portfolio
(4) Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 34

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND

                                                  Six Months                          Years Ended December 31,
                                                 Ended 6/30/99     --------------------------------------------------------------
                                                  (Unaudited)        1998            1997         1996         1995         1994

Net Asset Value, Beginning of Period                $22.14          $21.19          $20.64       $21.58       $19.25       $20.18
   Income from Investment Operations
   Net Investment Income                              0.41            0.97            0.99         0.96         1.11         0.72
   Net Gains or Losses from Securities
      (both realized and unrealized)                 (0.65)           1.02            0.55        (0.94)        2.33        (0.93)
   Total From Investment Operations                  (0.24)           1.99            1.54         0.02         3.44        (0.21)

Less Distributions and Dividends
   From net investment income                        (0.41)          (0.97)          (0.99)       (0.96)       (1.11)       (0.72)
   From net realized gains                              --           (0.07)            --           --           --           --
   Total Distributions                               (0.41)          (1.04)          (0.99)       (0.96)       (1.11)       (0.72)

Net Asset Value, End of Period                      $21.49           $22.14          $21.19       $20.64       $21.58       $19.25

Total Return                                         (1.09%)(1)        9.62%           7.70%        0.15%       18.32%       -0.99%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                 $11,690         $11,294         $16,973      $17,783      $16,048      $12,983
   Ratio of Expenses to Average Net Assets            0.99%(2)        1.00%           1.00%        1.00%        1.00%        1.00%
   Ratio of Net Investment Income to
      Average Net Assets                              3.81%(2)        4.52%           4.85%        4.61%        5.41%        3.71%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(3)                        1.06%(2)        1.16%           1.14%        1.06%        1.14%        1.14%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(3)            3.74%(2)        4.36%           4.71%        4.55%        5.27%        3.57%
   Portfolio Turnover Rate(4)                       158.48%         225.11%         375.64%      778.59%      232.34%      707.57%

(1) Not Annualized
(2) Annualized
(3) Ratio includes fees waived in corresponding portfolio
(4) Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 35

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND

                                                                      Years Ended December 31,
                                                  ------------------------------------------------------------
                                                  1998             1997        1996         1995         1994

Net Asset Value, Beginning of Period             $1.00            $1.00            $1.00       $1.00        $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                          0.023            0.052            0.053       0.05         0.06         0.04
   Total From Investment Operations               0.023            0.052            0.053       0.05         0.06         0.04

Less Distributions
   Dividends (from net investment income)        (0.023)          (0.052)          (0.053)     (0.05)       (0.06)       (0.04)
   Total Distributions                           (0.023)          (0.052)          (0.053)     (0.05)       (0.06)       (0.04)
Net Asset Value, End of Period                    $1.00           $1.00           $1.00       $1.00        $1.00        $1.00

Total Return                                       2.33%(1)        5.31%           5.38%       5.27%        5.85%        4.10%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $182,655        $154,255        $169,335    $119,947     $141,087     $164,838
   Ratio of Expenses to Average Net Assets         0.40%(2)        0.40%           0.40%       0.40%        0.40%        0.37%
   Ratio of Net Investment Income to
      Average Net Assets                           4.66%(2)        5.19%           5.26%       5.15%        5.70%        4.02%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(3)                     0.53%(2)        0.59%           0.59%       0.58%        0.64%        0.57%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(3)         4.53%(2)        5.00%           5.07%       4.97%        5.46%        3.82%

(1) Not Annualized
(2) Annualized
(3) Ratio includes fees waived in corresponding portfolio


See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 36

THE FLEX-FUNDS SEMI-ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)


1.   ORGANIZATION

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five separate series, and it is presently comprised of five separate funds as follows: The Muirfield Fund, The Total Return Utilities Fund, The Highlands Growth Fund (formerly The Growth Fund), The U.S. Government Bond Fund and The Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                                 PERCENTAGE OF
                                                                 PORTFOLIO OWNED
                                                                 BY FUND AS OF
    FUND                              PORTFOLIO                  JUNE 30, 1999
    ----                              ---------                  -------------
    The Muirfield Fund                Mutual Fund Portfolio             88%
    The Total Return Utilities Fund   Utilities Stock Portfolio         78%
    The Highlands Growth Fund         Growth Stock Portfolio            82%
    The U.S. Government Bond Fund     Bond Portfolio                   100%
    The Money Market Fund             Money Market Portfolio            15%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. The Muirfield Fund and The Highlands Growth Fund declare dividends from net investment income on a quarterly basis. The Total Return Utilities Fund declares dividends from net investment income on a monthly basis. The U.S. Government Bond Fund and The Money Market Fund declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.


The Flex-funds 1999 Semi-Annual Report                                Page 37

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Permanent book and tax basis differences have been reclassified among the components of net assets.

ORGANIZATIONAL COSTS

The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Muirfield Fund, The Highlands Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund have been fully amortized.

INVESTMENT INCOME & EXPENSES

The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilties Stock Portfolio and the Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows. For The Muirfield Fund, The Total Return Utilities Fund and The Highlands Growth Fund, such fee is equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. For The U.S. Government Bond Fund, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For The Money Market Fund, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse The Total Return Utilities Fund and The Money Market Fund for the amount by which annual expenses of such Funds including expenses allocated from the respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed 1.80% and 0.41% of average daily net assets of The Total Return Utilities Fund and The Money Market Fund, respectively. Prior to April 28, 1999, The Money Market Fund's annual expense limitation had been 0.40% of average daily net assets. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted a Distribution Plan (the "Plan"). Under the provisions of each Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed an annual limitation. Such limitation, on an annual basis, is 0.20% of the average daily net assets of each Fund, 0.25% of the average daily net assets of The Total Return Utilities Fund.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.


The Flex-funds 1999 Semi-Annual Report                                Page 38

                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1999 (Unaudited)

                                                    MUTUAL       UTILITIES      GROWTH                          MONEY
                                                     FUND          STOCK         STOCK         BOND            MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO        PORTFOLIO

Assets:
  Investments, at market value*                  $111,983,971   $13,225,500   $57,081,814    $5,741,501   $1,080,739,521
  Repurchase agreements, at cost*                  49,562,000       731,000     6,452,000     5,941,000      149,290,000
  Trustee deferred compensation investments, at        41,611         7,351        15,001         7,489           20,901
    market value
  Cash                                                    718           652           594           830              559
  Receivable for securities sold                          ---           ---       499,864           ---              ---
  Receivable for net variation margin on futures    1,231,250           ---           ---           ---              ---
  Receivable from corresponding Fund                      ---           ---           ---           ---        1,853,723
  Interest receivable                                  58,026            99           878        55,572        5,019,977
  Dividends receivable                                    ---        20,860        48,680           ---              ---
  Prepaid/Other assets                                  3,938         4,284         1,389         1,214          116,098

Total Assets                                      162,881,514    13,989,746    64,100,220    11,747,606   $1,237,040,779

Liabilities:
  Payable for securities purchased                        ---           ---       218,232           ---        1,600,000
  Payable for Trustee Deferred Compensation Plan       41,611         7,351        15,001         7,489           20,901
  Payable to investment adviser                        99,408        11,307        47,546         3,114          169,391
  Accrued audit fees                                    4,329         4,894         4,149         4,533            6,264
  Accrued legal fees                                      253           252         2,506             5              214
  Accrued custodian fees                                1,286           ---         5,542           147           11,246
  Accrued trustee fees                                  2,377           ---         4,005           ---              ---
  Accrued fund accounting fees                          4,396         1,572         3,451         1,403           13,922
  Other accrued liabilities                             1,590            97           724           271            7,551

Total Liabilities                                     155,250        25,473       301,156        16,962        1,829,489


Net Assets                                       $162,726,264   $13,964,273   $63,799,064   $11,730,644   $1,235,211,290

Net Assets:
  Capital                                         155,495,651    11,125,748    49,280,526    11,734,727    1,235,211,290
  Net unrealized appreciation (depreciation) of     7,230,613     2,838,525    14,518,538        (4,083)             ---
    investments

Net Assets                                       $162,726,264   $13,964,273   $63,799,064   $11,730,644    $1,235,211,290

  *Securities at cost                            $155,546,608   $11,117,975   $49,015,276   $11,686,584    $1,230,029,521


  See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 39

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                             MUTUAL      UTILITIES      GROWTH                    MONEY
                                              FUND         STOCK        STOCK         BOND        MARKET
                                           PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO

NET INVESTMENT INCOME
  Interest                                 $1,476,611       $11,235     $115,007     $272,568  $29,626,485
  Dividends                                   101,103       204,319      316,363          ---          ---

Total Investment Income                     1,577,714       215,554      431,370      272,568   29,626,485

Expenses:
  Investment advisory fees                    581,491        64,909      271,934       22,529    1,540,234
  Audit fees                                    4,344         4,909        4,163        3,716        6,286
  Custodian fees                                4,525           734       13,357        1,067       41,994
  Trustees fees and expenses                   18,705         3,707       13,575        2,207       14,620
  Legal fees                                      102           104        2,715          652          222
  Accounting fees                              25,766         8,970       19,979        8,112       76,982
  Insurance                                       102            70           54          163       34,197
  Other expenses                                  102            36        1,720          260        2,690

Total Expenses                                635,137        83,439      327,497       38,706    1,717,225

  Investment advisory fees waived                 ---           ---          ---       (4,227)    (660,724)
  Directed brokerage payments received            ---           ---       (6,058)         ---          ---

Total Net Expenses                            635,137        83,439      321,439       34,479    1,056,501

NET INVESTMENT INCOME                         942,577       132,115      109,931      238,089   28,569,984

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
  Net realized gain (loss) from futures      (912,237)          ---       77,193          ---          ---
    contracts
  Net realized gain (loss) from
    investments                            32,820,371     2,036,285    3,794,993     (386,111)         ---
  Net change in unrealized appreciation
    (depreciation) of investments         (15,984,285)     (554,859)   3,855,090       51,778          ---

NET GAIN ON INVESTMENTS                    15,923,849     1,481,426    7,727,276     (334,333)         ---

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $16,866,426    $1,613,541   $7,837,207     ($96,244) $28,569,984


  See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 40

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)

                                                     MUTUAL      UTILITIES       GROWTH                        MONEY
                                                      FUND         STOCK         STOCK           BOND          MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                               $942,577     $132,115       $109,931       $238,089    $28,569,984
  Net realized gain (loss) from investments
    and futures contracts                           31,908,134    2,036,285      3,872,186       (386,111)           ---
  Net change in unrealized appreciation
    (depreciation) of investments                  (15,984,285)    (554,859)     3,855,090         51,778            ---

Net increase (decrease) in net assets
  resulting from operations                         16,866,426    1,613,541      7,837,207        (96,244)    28,569,984

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     22,543,115    1,623,628     64,647,448      1,416,533  3,932,769,311
  Withdrawals                                      (17,490,964)  (2,492,441)   (59,853,334)      (585,266)(3,524,397,328)

Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                          5,052,151     (868,813)     4,794,114        831,267    408,371,983

TOTAL INCREASE IN NET ASSETS                        21,918,577      744,728     12,631,321        735,023    436,941,967

NET ASSETS - Beginning of period                   140,807,687   13,219,545     51,167,743     10,995,621    798,269,323

NET ASSETS - End of period                        $162,726,264  $13,964,273    $63,799,064    $11,730,644 $1,235,211,290


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                    MUTUAL       UTILITIES      GROWTH                       MONEY
                                                     FUND          STOCK         STOCK         BOND          MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,040,969      $218,745      $335,278      $631,782    $40,566,858
  Net realized gain (loss) from investments
    and futures contracts                           8,222,183      (364,390)    4,583,800     1,102,605            ---
  Net change in unrealized appreciation
    (depreciation) of investments                  23,909,375     1,126,399     4,790,713      (591,219)           ---

Net increase in net assets
  resulting from operations                        34,172,527       980,754     9,709,791     1,143,168     40,566,858

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    21,876,913     6,977,776    74,136,798     2,292,244  3,894,846,315
  Withdrawals                                     (59,774,446)   (5,408,703)  (66,072,809)   (9,348,465)(3,742,162,497)

Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                       (37,897,533)    1,569,073     8,063,989    (7,056,221)   170,683,818

TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,725,006)    2,549,827    17,773,780    (5,913,053)   211,250,676

NET ASSETS - Beginning of period                  144,532,693    10,669,718    33,393,963    16,908,674    587,018,647

NET ASSETS - End of period                       $140,807,687   $13,219,545   $51,167,743   $10,995,621   $798,269,323


  See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 41

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO
                                              Six Months                             Year Ended December 31,
                                             Ended 6/30/99     ------------------------------------------------------------------
                                              (Unaudited)        1998           1997             1996         1995         1994

   Net Assets, End of Period ($000)            $162,726       $140,808       $144,533         $135,540     $122,109      $83,185
   Ratio of Expenses to Average Net Assets        0.86%(1)       0.91%          0.89%            0.87%        0.95%        1.01%
   Ratio of Net Investment Income to
      Average Net Assets                          1.27%(1)       1.56%          2.08%            1.86%        1.26%        2.76%
   Portfolio Turnover Rate                      150.75%        128.31%        395.42%          297.41%      186.13%      168.17%


UTILITIES STOCK PORTFOLIO
                                                   Six Months                   Year Ended December 31,              Period from
                                                  Ended 6/30/99        --------------------------------------     June 21, 1995* to
                                                   (Unaudited)           1998           1997           1996       December 31, 1995

   Net Assets, End of Period ($000)                 $13,964            $13,220        $10,670         $7,964            $4,291
   Ratio of Expenses to Average Net Assets            1.29%(1)           1.44%          1.60%          1.61%             2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                              2.03%(1)           1.73%          1.79%          2.24%             2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments              1.29%(1)           1.46%          1.65%          1.66%             2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments       2.03%(1)           1.71%          1.74%          2.19%             2.01%(1)
   Portfolio Turnover Rate                           22.61%             51.36%         41.22%         50.79%             5.06%


GROWTH STOCK PORTFOLIO
                                              Six Months                              Year Ended December 31,
                                             Ended 6/30/99      -------------------------------------------------------------
                                              (Unaudited)         1998         1997         1996         1995         1994

   Net Assets, End of Period ($000)            $63,799          $51,168      $33,394      $24,414      $24,537      $22,169
   Ratio of Expenses to Average Net Assets       1.15%(1)         1.25%        1.34%        1.24%        1.25%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                         0.39%(1)         0.77%        0.83%        2.33%        3.78%        2.35%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                      1.17%(1)         1.26%        1.34%        1.24%        1.25%        1.23%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees           0.37%(1)         0.76%        0.83%        2.33%        3.78%        2.35%
   Portfolio Turnover Rate                      28.83%           79.98%      129.79%       81.66%      337.57%      102.76%

(1) Annualized
* Date of commencement of operations



See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 42

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO
                                               Six Months                        Year Ended December 31,
                                              Ended 6/30/99  ------------------------------------------------------------
                                               (Unaudited)     1998          1997         1996         1995         1994

   Net Assets, End of Period ($000)             $11,731       $10,996       $15,274      $17,792      $16,066      $13,008
   Ratio of Expenses to Average Net Assets        0.61%(1)      0.57%         0.57%        0.61%        0.57%        0.56%
   Ratio of Net Investment Income to
      Average Net Assets                          4.23%(1)      4.97%         5.27%        4.99%        5.82%        4.15%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                       0.69%(1)      0.73%         0.71%        0.68%        0.71%        0.70%
   Ratio of Net Investment Income to Average
   Net Assets, before waiver of fees              4.15%(1)      4.81%         5.13%        4.92%        5.68%        4.01%
   Portfolio Turnover Rate                      158.48%       225.11%       375.64%      778.59%      232.34%      707.57%


MONEY MARKET PORTFOLIO
                                               Six Months                             Year Ended December 31,
                                              Ended 6/30/99    -----------------------------------------------------------------
                                               (Unaudited)       1998            1997          1996         1995         1994

   Net Assets, End of Period ($000)            $1,233,358      $798,269        $587,019      $352,930     $256,126     $224,523
   Ratio of Expenses to Average Net Assets        0.18%(1)        0.18%           0.18%         0.19%        0.21%        0.19%
   Ratio of Net Investment Income to
      Average Net Assets                          4.87%(1)        5.39%           5.47%         5.34%        5.87%        4.28%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                       0.29%(1)        0.30%           0.31%         0.33%        0.37%        0.39%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees           4.76%(1)        5.27%           5.34%         5.20%        5.70%        4.08%

(1) Annualized


See accompanying notes to financial statements


The Flex-funds 1999 Semi-Annual Report                                Page 43

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)


1.   ORGANIZATION

Each Fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

The investment objective of each Portfolio is as follows:

     The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

     The Bond Portfolio seeks to maximize current income through investment in securities, which are issued or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

     The Money Market Portfolio seeks current income and stable net asset values through investment in a portfolio of money market instruments.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 pm eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day


The Flex-funds 1999 Semi-Annual Report                                Page 44
of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

FUTURES & OPTIONS

Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.


The Flex-funds 1999 Semi-Annual Report                                Page 45

During the six months ended June 30, 1999 the Portfolios had the following activity in futures contracts and written option contracts:

  Long contracts                      Number of contracts   Notional amount
  --------------                      -------------------   ---------------
  MUTUAL FUND PORTFOLIO:
    Outstanding, beginning of year               20           $6,274,000
    Contracts opened                            646           65,225,963
    Contracts closed                           (469)          (6,600,975)
    Outstanding, end of period                  197          $64,898,988
  =================================== =================== =================
  GROWTH STOCK PORTFOLIO:
    Outstanding, beginning of year                7           $2,055,875
    Contracts opened                            200           65,054,413
    Contracts closed                           (184)         (59,400,775)
    Outstanding, end of period                   23           $7,709,513
  =================================== =================== =================

LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Prtfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly a fee at the following annual rates: Mutual Fund Portfolio, Utilities Stock Portfolio, and Growth Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 1999, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.


The Flex-funds 1999 Semi-Annual Report                                Page 46

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

     a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

     b.   $7,500 for each Portfolio, except $30,000 for the Money Market
          Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the six months ended June 30, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

Portfolio                         Purchases           Sales
---------                         ---------           -----
Mutual Fund Portfolio           $131,601,231       $186,718,387
Utilities Stock Portfolio          2,861,733          4,004,953
Growth Stock Portfolio            15,532,282         15,080,012
Bond Portfolio                     5,380,229         14,181,019

As of June 30, 1999, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax was as follows:

                                                                  Net unrealized
                          Cost basis of  Unrealized   Unrealized   appreciation
Portfolio                  investments  appreciation depreciation (depreciation)
---------                  -----------  ------------ ------------ --------------
Mutual Fund Portfolio     $155,565,703    $7,840,668    ($629,150)   $7,211,518
Utilities Stock Portfolio   11,117,975     3,107,876     (269,351)    2,838,525
Growth Stock Portfolio      49,040,708    15,396,584     (903,478)   14,493,106
Bond Portfolio              11,690,944             0       (8,443)       (8,443)
Money Market Portfolio    1,230,029,521          ---          ---           ---


The Flex-funds 1999 Semi-Annual Report                                Page 47

                         MANAGER AND INVESTMENT ADVISER
                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                           Star Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                                    KPMG LLP
                              Columbus, Ohio 43215



The Flex-funds 1999 Semi-Annual Report                                Page 48